UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2014

TELIK, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-31265	93-0987903
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11588 Sorrento Valley Rd., Suite 20

San Diego, CA 92121

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (858) 259-9405

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 4, 2014, the registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, describing the registrant’s recent activities since the consummation of the merger of its wholly-owned subsidiary, Tacoma Acquisition Corp., with MabVax Therapeutics, Inc. disclosed in the Registrant’s Current Report on Form 8-K filed with the SEC on July 9, 2014.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibit is furnished with this report:

Exhibit Number	Description

99.1	Press Release dated August 4, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELIK, INC.

Dated: August 4, 2014	By:	/s/ J. David Hansen
Name: J. David Hansen
Title: President and Chief Executive Officer

EXHIBITS

Exhibit Number	Description

99.1	Press Release dated August 4, 2014.